Exhibit 99.1 Barclays Global Financial Services Conference September 13, 2021 The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2021 Huntington Bancshares Incorporated.

Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd- Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the transaction with TCF are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington does business; the possibility that the proposed branch divestiture will not close when expected or at all because conditions to the closing are not satisfied on a timely basis or at all; the possibility that the branch divestiture may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the branch divestiture; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2021 and June 30, 2021, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Barclays Global Financial Services Conference 2

Building the Leading People-First, Digitally Powered Bank Creating a sustainable competitive advantage with focused investment in customer experience, product differentiation, and key growth initiatives We are a Purpose-driven company Ã Our Purpose is to make people’s lives better, help businesses thrive, and strengthen the communities we serve Drive organic growth across all business segments Ã Deliver a superior customer experience through differentiated products, digital capabilities, market segmentation, and tailored expertise Ã Leverage the value of our brand, our deeply-rooted leadership in our communities, and our market-leading convenience to efficiently acquire, deepen, and retain client relationships Deliver sustainable, top quartile financial performance and efficiency Ã Drive diversified revenue growth Ã Leverage increased scale from the TCF acquisition Ã Minimize earnings volatility through the cycle Ã Deliver consistent annual positive operating leverage and top quartile returns on capital Be a source of stability and resilience through enterprise risk management & balance sheet strength Ã Maintain an aggregate moderate-to-low, through-the-cycle risk profile Ã Disciplined capital allocation and priorities (first fund organic growth, second maintain the dividend, and then other capital uses) Barclays Global Financial Services Conference 3

Key Messages Extending our Fair Play Banking philosophy through innovative 1 1 product and capability enhancements, leading to strong new household acquisition and deepening of customer relationships Driving momentum in commercial by leveraging expertise across 2 2 middle market and corporate banking, specialty commercial, treasury management, and capital markets to increase primary bank relationships Delivering on the successful integration of TCF, achieving cost 3 3 savings and executing on revenue synergy opportunities Barclays Global Financial Services Conference 4

# Strategic Priorities

## Initiatives underway gaining traction to drive organic growth

### Consumer

- Persistent market leadership and differentiation via Fair Play – innovative and disruptive products
- Deepen customer relationships
- Ongoing digital enhancements to drive new customer acquisition and engagement

### Business

- Extend Fair Play strategy to business customers
- Synchronize consumer digital capabilities with Business Banking (digital origination roadmap)
- Expand leadership in SBA lending and practice finance to new geographies
- Tailored treasury management offerings

### Commercial

- Grow share of wallet and deepen relationships through analytics
- Leverage expertise and scale to move up-market
- Continue to penetrate treasury management and capital markets
- Enhance capabilities to improve customer experience and drive efficiencies

### Wealth

- Expand into new growth markets
- Optimize go-to-market approach for mass affluent and high net worth segments
- Capitalize on strength in organic sales and AUM growth momentum
- Enhance digital tools for advisory relationships

### Payments

Treasury Management

- Continue to penetrate in commercial and business
- Digitize and simplify customer experience

Card

- Increase debit card penetration
- New credit card products
- Digital-led improvements to user experience

Strategic Partnerships & Innovation

## Distinguished Awards & Established Expertise

**#1 Customer Satisfaction** with Consumer Banking in the North Central Region[1]

**#1 Customer Satisfaction** with Mobile Banking Apps among Regional Banks[1]

J.D. Power 2021 U.S. Banking Mobile App Satisfaction Study; among banks with $55B to $150B in deposits. Visit jdpower.com/awards for more details

GREENWICH ASSOCIATES

**U.S. Small Business Banking -** Six National and Two Regional 2020 Greenwich Excellence Awards, including Overall Satisfaction (National)

GREENWICH ASSOCIATES

**U.S. Middle Market Banking -** Eight National and Four Regional 2020 Greenwich Excellence Awards, including Overall Satisfaction (National)

**200+** Client-facing colleagues

**$24** Billion Assets Under Management

**#8** Receive Volume Real-Time Payments[2]

**11th** Largest ACH receiver volume[3]

**14th** Largest U.S. Debit Card Issuer[4]

See Notes on Slide 12

Barclays Global Financial Services Conference | 5 | Huntington

Consumer | Business | Commercial | Wealth | Payments

# Fair Play Banking

## A simple, transparent, and compelling value driving household growth

### Differentiated products and innovative solutions

*Launched June 2021*

**Standby Cash℠**
*Digital-only unsecured line of credit*

**Early Pay**
*Up to two days' early access to direct deposit*

**$50 Safety Zone℠**
*Overdraft fee protection for amounts less than $50*

**Huntington Heads Up®**
*Personalized, proactive, automated alerts*

**Money Scout®**
*Automated savings tool leveraging AI to find unused money*

**The Hub**
*Money management tool to track and analyze savings and spending*

*Since 2010*
**24-Hour Grace®**
*An extra day to make a deposit and avoid an overdraft fee*

*Since 2011*
**Asterisk Free Checking®**
*Checking account with no minimum balance requirements*

### Market leading convenience and density paired with comprehensive digital channels

**MSA's Top 5 Deposit Rank[1]**


69%
52%
HBAN
Peer Average

**#1** branch density in Ohio and Michigan

Digital capabilities through both **differentiated products** which drive increased engagement and **expanded digital origination**

| Digital Origination | Consumer | Business |
|---|---|---|
| Checking | ✓ | ✓ |
| Savings | ✓ | ✓ |
| Lending | ✓ | ✓ |
| Credit Card | ✓ | |

### Resulting in strong growth from both customer acquisition and retention

**Consumer Checking Households[2]**
(Thousands)


2,180
2,263
+7% Annualized
2020
YTD as of July 31, 2021

**Business Checking Relationships[2]**
(Thousands)


271
283
+8% Annualized
2020
YTD as of July 31, 2021

See Notes on Slide 12

Barclays Global Financial Services Conference | 6 | Huntington

Business Commercial Consumer Wealth Payments Commercial Banking Strategy Focused on deepening customer relationships and leveraging expertise Strategic Priorities 1 Market Expansion • Targeted and deliberate growth in new attractive markets: Driving Middle • Middle Market & Mid-Corporate: Twin Cities, Denver, Chicago Acquisition and Market Deepening 2 Equipment & Inventory Finance • Leverage size and scale of combined platform Treasury Corporate Management Banking* 3 Corporate Banking • Up-market focus in Mid-Corporate and Middle Market opportunities Commercial • Leverage expertise through industry verticals and specialization: • Healthcare, Asset-based Lending, Franchise, Tech / Telecom Banking Amplifying Capital Markets 4 Expertise and • Continue to increase penetration, aligned with up-market focus Capital Commercial Capabilities • Added expertise in public finance, syndications, sales and trading Markets Real Estate 5 Treasury Management • Grow share of wallet and deepen customer relationships Equipment • Technology-enabled solutions that address customer pain points and & Inventory improve efficiency Finance 6 Digital Transformation Extending • Enhanced digital products and capabilities with a focus on the Digital customer journey, servicing efficiency, and relationship manager *Corporate Banking Verticals: analytics Mid-Corporate Specialty Commercial • Healthcare • Asset-based Lending • Franchise • Tech / Telecom Barclays Global Financial Services Conference 7

# Revenue Synergies - Selected Opportunities

## Multiple initiatives underway to build upon organic growth momentum

| | Middle Market Expansion | Consumer Product Set Deployed Across TCF Customers | Business Banking Expansion | Wealth Management Expansion | Equipment Finance and Inventory Finance; Combined Size & Scale |
|---|---|---|---|---|---|
| **Geographies** | • Twin Cities (MN)<br>• Denver (CO)<br>• Chicago (IL) | • Michigan<br>• Twin Cities (MN)<br>• Denver (CO)<br>• Chicago (IL)<br>• Milwaukee (WI) | • Twin Cities (MN)<br>• Denver (CO)<br>• Chicago (IL) | • Twin Cities (MN)<br>• Denver (CO)<br>• Chicago (IL) | • Nationally |
| **Description** | • Expand Middle Market offerings to Legacy TCF geographies<br>• New growth markets with opportunity to leverage Huntington commercial banking expertise<br>• Increased capacity to partner with larger companies | • Introducing customer-friendly fair play banking and leading digital tools to TCF customers<br>• Bringing competitive product offerings to TCF customers such as mortgage, home equity, and credit card | • Deploying #1 SBA lending platform and business banking offerings to Legacy TCF geographies<br>• Business banking digital capabilities significantly enhanced with online account opening and digital loan origination capabilities | • Expand Wealth Management offerings to Legacy TCF geographies<br>• Mass affluent banker program rolling out in MN, CO, IL | • Capitalize on serving broader client sizes and markets with a wider set of solutions<br>• Accelerate digital leadership and technology roadmap<br>• Deepen existing client, vendor and manufacturer relationships |
| **Key Stats** | • Twin Cities: >4,000 mid/large companies[1]<br>• Denver: >4,000 mid/large companies[1] | • 1.5 million TCF customers added | • 6.8 million small businesses in footprint (2.4 million in MN/CO/IL)[2] | • 1.4 million high net worth households in footprint (475k in MN/CO/IL)[3] | • 7th largest bank-owned Equipment Finance business[4] |
| **Current Status** | • **Recruitment and hiring underway** | • **Upgraded experience and capabilities post conversion in October** | • **SBA team for MN and CO starting in Q4**<br>• **Hiring underway for Practice Finance, SBA, Business Bankers and Treasury Management** | • **Wealth Management leader for Twin Cities hired August 2021**<br>• **Twin Cities team hiring underway** | • **TCF Equipment Finance key verticals / channels integrated**<br>• **Aligned sales leadership structure** |

See Notes on Slide 12

Barclays Global Financial Services Conference | 8 | Huntington

# 3Q21 Mid-Quarter Update

## Balance sheet and capital update

Balance Sheet

Loans and Leases


$ billions
$111.9
$4.2
$107.7
$110.2
$3.6
$106.6
2Q21
3Q21 QTD(1)
Ending, ex-PPP
Ending PPP
Average, ex-PPP
Average PPP

Deposits


$ billions
$142.8
$142.2
2Q21
3Q21 QTD(1)
Ending
Average

Capital

Share Repurchase Authorization


$ millions
$800
($415)
Repurchased to...
Authorized
Repurchased to date
Remaining

**Loans and Leases**

Commercial:

- Average balances lower versus 2Q ending due to lower PPP and dealer floorplan
- C&I utilization ex-floorplan remains relatively unchanged, while inventory finance utilization declined
- New loan production remains strong, and pipelines continue to be up year-over-year

Consumer:

- Average balances modestly lower on a net basis, driven by growth in residential mortgage, offset by home equity paydowns

PPP Update:

- 3Q21 QTD net interest income includes $32.0 million related to PPP, including $19.7 million of accelerated fees from forgiveness

**Deposits**

- Average balances largely unchanged from 2Q ending balances
- Approximately $12 billion of excess cash at the Federal Reserve Bank, as of August 31

- **Common Stock:** Repurchased 27.9 million shares of common stock through 9/3; $385 million remaining under $800 million share repurchase authorization
- **Preferred Stock:** Redeemed $600 million of 6.25% Series D preferred stock on July 15, 2021
  - Announced the redemption of 5.875% Series C preferred stock (Nasdaq: HBANN), having an aggregate liquidation value of $100 million, expected to occur on October 15, 2021
- **Subordinated Debt:** Issued $500 million of subordinated debt at 2.487% on August 16, 2021

See Notes on Slide 12

Barclays Global Financial Services Conference | 9 | Huntington

Focus on Achieving Medium-Term Financial Goals Driving organic revenue growth across all businesses to deliver top quartile financial performance Return on Positive Efficiency CET1 Tangible Operating Common Equity Ratio Ratio Leverage 17%+ 56% 9 – 10% Ã Targeting annual revenue growth slightly above nominal GDP Ã Managing annual expense growth relative to revenue outlook to achieve positive operating leverage Ã Targeting lower half of the long-term CET1 operating range Ã Capital Priorities 1. Organic growth 2. Dividend 3. Buybacks / other Ã Expecting a normalized effective tax rate to be in the range of 18% to 19% Barclays Global Financial Services Conference 10

Appendix

Notes Slide 5: 1. For J.D. Power 2021 award information, visit jdpower.com/awards. Huntington received the highest score among regional banks in the J.D. Power 2021 U.S. Banking Mobile App Satisfaction Study of customers’ satisfaction with their financial institution’s mobile applications for banking account management. Huntington received the highest ranking in Customer Satisfaction with Consumer Banking in the North Central Region of the J.D. Power 2021 U.S. Retail Banking Satisfaction Study. 2. Eighth largest receive volume during May among banks participating in The Clearing House’s RTP (Real-Time Payments) network 3. NACHA. Ranked by receiver volume in 2020. Pro forma of standalone Huntington and legacy TCF 4. Nilson Report issued April 2021. Ranked by purchase volume in 2020. Pro forma of standalone Huntington and legacy TCF Slide 6: 1. S&P Global. Market share data as of 6/30/2021. Peers include CFG, CMA, FHN, FITB, KEY, MTB, PNC, RF, TFC, and ZION. Excludes all deposits above $0.5B at any branch (excluded deposits are assumed to include a significant level of commercial deposits or are headquarter branches for direct banks) 2. Huntington standalone metrics only Slide 8: 1. U.S. Census Bureau. Firms with >100 employees 2. SBA.gov. 2020 Small Business Economic Profiles 3. Phoenix Marketing International. Rankings based on 2019 data 4. 2021 Monitor 100 Report. Ranked by net assets in 2020. Pro forma of standalone Huntington and legacy TCF Slide 9: 1. QTD through 8/31/2021 Barclays Global Financial Services Conference 12